UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2004

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4034	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, CA 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 2.02. Results of Operations and Financial Condition.

On November 2, 2004, DaVita Inc. issued a press release announcing its financial results for the quarter and nine months ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the Unites States, or GAAP. To supplement our consolidated financial results presented in accordance with GAAP, for all periods presented, we have used non-GAAP measures of (a) net income excluding Medicare lab recoveries associated with prior years’ services, (b) free cash flow, (c) operating cash flows and free cash flows excluding Medicare lab recoveries and excluding the tax benefit from stock option exercises, (d) operating income excluding Medicare lab recoveries, and depreciation, amortization, and minority interest (used to calculate debt leverage ratio), and (e) revenue excluding Medicare lab recoveries. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future by excluding certain revenue and expenses that may not be indicative of our core operating results. In addition, because we have historically reported certain non-GAAP financial measures in our financial results that exclude certain non-recurring expenses and Medicare lab recoveries for prior period services that result in unusual fluctuations in our operating performance, we believe the inclusion of these non-GAAP financial measures provides consistency and comparability in our financial reporting to prior periods for which these non-GAAP financial measures were previously reported. These non-GAAP financial measures should not be considered or used as a substitute for or superior to GAAP financial measures. Reconciliations of the non-GAAP financial measures to the most comparable GAAP financial measures are included in the attached press release.

The attached press release also contains forward-looking statements relating to our performance for 2004 and 2005. These forward-looking statements can be affected by numerous known and unknown risks and uncertainties that could cause the actual results to differ materially from those described in the forward-looking statements. For further details concerning these risks and uncertainties, please review the Company’s SEC filings including the most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and the Quarterly Reports on Form 10-Q for the fiscal quarters ending March 31, 2004 and June 30, 2004. The Company’s forward-looking statements are based on information currently available to us, and we undertake no obligation to update these statements, whether as a result of changes in underlying factors, new information, future events or other developments.

The information contained in this Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (The “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 2, 2004, announcing the registrant’s financial results for the quarter and nine months ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.
Date: November 3, 2004
	By:	/s/ GARY W. BEIL
Gary W. Beil Interim Chief Financial Officer, Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 2, 2004, announcing the registrant’s financial results for the quarter and nine months ended September 30, 2004.